EXHIBIT 19
                                                                      ----------

                             JOINT FILING AGREEMENT



         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.



Dated:  November 8, 2005



                                  GENERAL ELECTRIC COMPANY

                                  By:         /s/ Richard Cotton
                                  ---------------------------------------------
                                  Name:       Richard Cotton
                                  Title:      Corporate Officer


                                  NATIONAL BROADCASTING COMPANY HOLDING, INC.

                                  By:         /s/ Elizabeth A. Newell
                                  ---------------------------------------------
                                  Name:       Elizabeth A. Newell
                                  Title:      Assistant Secretary


                                  NBC UNIVERSAL, INC.

                                  By:         /s/ Elizabeth A. Newell
                                  ---------------------------------------------
                                  Name:       Elizabeth A. Newell
                                  Title:      Assistant Secretary


                                  NBC PALM BEACH Investment I, INC.

                                  By:         /s/ Elizabeth A. Newell
                                  ---------------------------------------------
                                  Name:       Elizabeth A. Newell
                                  Title:      Assistant Secretary


                                  NBC PALM BEACH Investment II, INC.

                                  By:         /s/ Elizabeth A. Newell
                                  ---------------------------------------------
                                  Name:       Elizabeth A. Newell
                                  Title:      Assistant Secretary